Ordinary Shares	12 Months Ended
Dec. 31, 2023
Ordinary Shares [Abstract]
Ordinary shares

13. Ordinary shares

The Company was established as a holding company under the laws of Cayman Islands. The Company’s authorized share capital of US$50,000 is divided into (a) 1,000,000,000 Class A Ordinary Shares with a nominal or par value of US$0.00004 each and (b) 250,000,000 Class B Ordinary Shares with a nominal or par value of US$0.00004 each. As of December 31, 2022 and 2021, 13,500,000 Class A Ordinary Shares and 9,000,000 Class B Ordinary shares were issued and outstanding.  Each Class A Ordinary Share has one (1) vote and each Class B Ordinary Share has ten (10) votes. Each Class B Ordinary Share is convertible into one Class A Ordinary Share at any time at the option of the holder thereof. Class A Ordinary Shares are not convertible into Class B Ordinary Shares under any circumstances.

On February 6, 2023, the Company announced the closing of its initial public offering of 4,000,000 Class A ordinary shares at a public offering price of $4.00 per Class A ordinary share for a total of $16,000,000 in gross proceeds. The Company raised total net proceeds of $14,098,140 after deducting underwriting discounts and commissions and offering expenses. In addition, the Company granted to its underwriters an option for a period of 45 days after the closing of the initial public offering to purchase up to an additional 600,000 Class A Ordinary Shares at the public offering price, less underwriting discounts. On February 8, 2023, the Company closed its initial public offering of 4,000,000 Class A ordinary shares, par value $0.00004 per Class A ordinary share.